Exhibit 21.1

Subsidiaries of the Registrant

Note: Entities identified below with an asterisk (*) are wholly owned direct subsidiaries (each a "Subsidiary") of Health Management Associates, Inc. All other entities identified below are at least majority owned by Health Management Associates, Inc. or a Subsidiary.

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Alabama HMA Physician Management, LLC	Alabama	Cheaha Family Medicine

Amory HMA, LLC	Mississippi	Gilmore Memorial Regional Medical Center

Amory HMA Physician Management, LLC	Mississippi	Amory ENT and Allergy Practice

Anniston HMA, LLC	Alabama	Stringfellow Memorial Hospital

Augusta HMA, Inc.*	Georgia

Augusta HMA Physician Management, Inc.*	Georgia

Bartow HMA, LLC	Florida	Bartow Regional Medical Center

Bartow HMA Physician Management, LLC	Florida	Urocare Women’s Premier Care

Biloxi H.M.A., LLC	Mississippi	Biloxi Regional Medical Center

Biloxi HMA Physician Management, LLC	Mississippi	Center for Industrial Health & Wellness Gulf Oaks Psychiatric Associates Lakeview Family Medicine Center

Brandon HMA, LLC	Mississippi	Crossgates River Oaks Hospital

Brooksville HMA Physician Management, LLC	Florida

Canton HMA, LLC	Mississippi

Carlisle HMA, LLC	Pennsylvania	Carlisle Outpatient Surgery Center Carlisle Regional Medical Center

Carlisle HMA Physician Management, LLC	Pennsylvania

Advanced Wound Healing Center

Advantage Bladder Control Center

Boiling Springs Family Medicine

Carlisle Cancer Center

Carlisle Family Care

Carlisle Internal Medicine

Carlisle Ob/Gyn

Carlisle Surgical Institute

Carlisle Urology

Central PA Center for Infectious Diseases

Women’s Health Specialists of Carlisle

Carlisle HMA Surgery Center, LLC	Pennsylvania

Carlisle Medical Group, LLC	Pennsylvania

Carolinas JV Holdings General, LLC*	Delaware

Carolinas JV Holdings, L.P.	Delaware

Central Florida HMA Holdings, LLC	Delaware

Central Polk, LLC	Florida

Central States HMA Holdings, LLC	Delaware

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Chester HMA, LLC	South Carolina	Chester Nursing Center Chester Regional Medical Center Church Street Clinic Neighbors Care Home Health Agency Richburg Family Medical Center

Chester HMA Physician Management, LLC	South Carolina

Chester Medical Group, LLC	South Carolina	Catawba Family Medicine Chester Cardiovascular Associates Chester Internal Medicine Chester Orthopedic Specialists Great Falls Family Medicine Lowry’s Family Medicine Lowry’s Pediatrics

Chester PPM, LLC	South Carolina

Citrus HMA, LLC	Florida	Dunnellon Diagnostic Center Seven Rivers Outpatient Laboratory Seven Rivers Regional Medical Center Seven Rivers Rehab & Wound Center

Clarksdale HMA, LLC	Mississippi	Northwest Mississippi Regional Medical Center

Clarksdale HMA Physician Management, LLC	Mississippi	Campbell Clinic Clarksdale Gl Clinic Clarksdale Internal Medicine Clinic

Coffee Hospital Management Associates, Inc.*	Tennessee

Collier Boulevard HMA Physician Management, LLC	Florida	Carneiro Institute for Hand Surgery Collier Regional Medical Group

Collier HMA Facility Based Physician Management, LLC	Florida

Collier HMA Physician Management, LLC	Florida	Physicians Regional Medical Group

Crossgates HMA Medical Group, LLC	Mississippi	Care + Brandon Clinic Care + Flowood Care + Pelahatchie Care + Puckett Clinic Rankin Family and Sports Medicine Clinic Rankin Hospitalists Rankin Orthopedic Specialists Rankin Surgical Specialists

Crystal River HMA Physician Management, LLC	Florida

Durant H.M.A., LLC	Oklahoma	Medical Center of Southeastern Oklahoma

Durant HMA Home Health, LLC	Oklahoma	Medical Center of Southeastern Oklahoma Home Health

Durant HMA Surgical Center, LLC	Oklahoma

Durant HMA Physician Management, LLC	Oklahoma	Bone & Joint Clinic of Durant Durant Pediatrics OB/Gyn Associates of Durant

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
East Georgia HMA Physician Management, LLC	Georgia	East Georgia Cardiology

East Georgia Regional Medical Center, LLC	Georgia	East Georgia Regional Medical Center

EverRad HMA Holdings, LLC*	Florida

Florida HMA Holdings, LLC	Delaware

Florida HMA Urgent Care, LLC	Florida

Flowood River Oaks HMA Medical Group, LLC	Mississippi

Fort Smith HMA, LLC	Arkansas	PremiereCare Sparks Regional Medical Center

Fort Smith HMA Home Health, LLC	Arkansas

Fort Smith HMA PBC Management, LLC (1)	Arkansas

Fort Smith HMA Physician Management, LLC (1)	Arkansas

Gadsden HMA Physician Management, LLC	Alabama	Primary Care Associates Specialty Care Associates

Gaffney HMA Physician Management, LLC	South Carolina	Gaffney Medical Associates

Gaffney PPM, LLC	South Carolina

Georgia HMA Physician Management, LLC	Georgia

Green Clinic, LLC	Florida	Heart of Florida Back and Spine Center

Gulf Coast HMA Physician Management, LLC	Florida

Englewood Primary Care & Walk-In Clinic

Gulf Coast Medical Group

Gulf Coast Medical Group – Urgent Care and
    Physician Offices

Gulf Coast Neurology Associates

Gulf Coast Primary Care Medical Group

Gulf Coast Pulmonology Associates

Venice Family Practice

Venice Internal Medicine Island

Gulf Oaks Therapeutic Day School, LLC	Mississippi

Haines City HMA, LLC	Florida	Center for Healthy Workforce Heart of Florida Regional Medical Center Heart of Florida Therapy Center

Haines City HMA Physician Management, LLC	Florida	Gordon W. McNeal, M.D.

Haines City HMA Urgent Care, LLC	Florida	Urgent Care – Cypress Urgent Care – Poinciana WorkMed

Hamlet H.M.A., LLC	North Carolina	Sandhills Regional Medical Center

Hamlet HMA Physician Management, LLC	North Carolina	Sandhills Medical Group

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Hamlet HMA PPM, LLC	North Carolina

Sandhills Internal Medicine

The Sandhills Medical Group CBO

The Sandhills Medical Group Family Medicine

The Sandhills Medical Group McQueen Medical

The Sandhills Medical Group Orthopaedics

The Sandhills Medical Group
    Pulmonology/Gastroenterology

The Sandhills Medical Group West Main

Hamlet PPM, LLC	North Carolina	Sandhills Anesthesia Sandhills Behavioral Health Sandhills Primary Care Sandhills Surgical Sandhills Vascular Center

Harborside Surgery Center, LLC	Florida

Harrison HMA, LLC	Mississippi

Harrison HMA Physician Management, LLC	Mississippi

Hartsville HMA, LLC	South Carolina	Carolina Pines Regional Medical Center

Hartsville HMA Physician Management, LLC	South Carolina	Children’s Care Clinic Pee Dee Hospitalists The Children’s Group The Medical Group

Hartsville Medical Group, LLC	South Carolina	Hartsville Cardiology Associates Hartsville Orthopedics & Sports Medicine The Children’s Group The Medical Group The Medical Group Darlington The Medical Group Swift Creek Women’s Care of Hartsville

Hartsville PPM, LLC	South Carolina

Health Management Associates, LLC*	Delaware

Hernando HMA, LLC	Florida	Brooksville Regional Hospital Hernando Endoscopy & Surgery Center Hernando Healthcare Pinebrook Regional Medical Regional Healthcare Special Delivery Suites Spring Hill Regional Hospital

Hernando HMA Ancillary, LLC	Florida

HMA CAT, LLC*	Texas

HMA Fentress County General Hospital, LLC	Tennessee	Jamestown Regional Medical Center

HMA Hospitals Holdings, LLC*	Delaware

HMA Leasing, LLC*	Tennessee

HMA MRI, LLC*	Texas

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
HMA Physician Practice Management, LLC	Florida

HMA Santa Rosa Medical Center, LLC	Florida	Santa Rosa Medical Center Santa Rosa Primary Care Center

Hospital Management Associates, Inc.*	Florida

Hospital Management Services of Florida, Inc.	Florida	HMA Hospital Management Services of Florida, Inc. (in Texas)

ICSE Leasing Corp.	Delaware

Insurance Company of the Southeast, Ltd.*	Cayman Islands, BWI

Jackson HMA, LLC	Mississippi	Central Mississippi Medical Center

Jackson HMA North Medical Office Building, LLC	Mississippi

Jamestown HMA Leasing, LLC	Tennessee

Jamestown HMA Physician Management, LLC	Tennessee	Active Ortho Sports Specialists Fentress Internal Medical Center Jamestown Surgical Associates Jamestown Urology Associates Women’s Specialty Clinic of Jamestown

Kennett HMA, LLC	Missouri	Center for Women’s Health Twin Rivers Regional Medical Center

Kennett HMA Physician Management, LLC	Missouri

Kennett Cardiology Associates

Kennett Pediatric Associates

Kennett Occupational Medicine

Kennett Oncology and Hematology Associates

Kennett Orthopaedic Associates

Kennett Psychiatry Associates

Kennett Radiology Associates

Kennett Surgery Associates

Twin Rivers Anesthesia

Key West HMA, LLC	Florida	Depoo Hospital Lower Keys Medical Center

Key West HMA Physician Management, LLC	Florida	Advanced Cardiology of Key West Keys Medical Group Lower Keys Primary Care Clinic Primary Care Center of Key West South Florida Medical and Surgical Associates

Keystone HMA Property Management, LLC	Pennsylvania

Lancaster HMA, LLC	Pennsylvania	Heart of Lancaster Regional Medical Center

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Lancaster HMA Physician Management, LLC	Pennsylvania

Baron Family Practice

Cardiothoracic & Vascular Surgeons of Lancaster

Center City Family Health

Central Penn Medical Group

Central Pennsylvania Anesthesia Consultants

Community Surgical Associates

Family Health Associates of Lancaster

Heartland Family Health

Heart of Lancaster Family Practice

Highlands Family Practice

Interventional Spine Associates

Lancaster Pulmonary and Sleep Associates

LRMC Anesthesia Consultants

Orthopaedic Specialists of Central Pennsylvania

Patient Care Internal Medicine

Red Rose Cardiology

Rose City Behavioral Health

Women’s LifeCare of Lancaster

Lancaster Medical Group, LLC	Pennsylvania	General and Surgical Oncology Specialists of Central Pennsylvania Lancaster Family Practice Associates Richmond Square Family Medicine Sallavanti & Cotter Family Medicine

Lancaster Outpatient Imaging, LLC	Pennsylvania	The Image Center of Lancaster

Lebanon HMA, LLC	Tennessee	McFarland Specialty Hospital University Medical Center

Lebanon HMA Leasing, LLC	Tennessee

Lebanon HMA Physician Management, LLC	Tennessee	Gallant Family Medicine Middle Tennessee Gastroenterology Mt. Juliet Medical Associates Women’s Wellness of Lebanon

Lebanon HMA Surgery Center, LLC	Tennessee	Lebanon Surgical Center

Lehigh HMA, LLC	Florida	Lehigh Regional Medical Center

Lehigh HMA Physician Management, LLC	Florida	Lehigh Medical Group

Little Rock HMA, Inc.*	Arkansas

Lone Star HMA, L.P.	Delaware	Dallas Regional Medical Center at Galloway

Louisburg HMA Physician Management, LLC	North Carolina	Franklin Family Medicine Franklin Pediatric Care Franklinton Medical Practice Heritage Family Care (Wake County) Perry Medders Medical Group Rolesville Primary Care Women’s Specialty Center

Louisburg PPM, LLC	North Carolina	Louisburg Family Medicine and Pain Management

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Madison HMA, LLC	Mississippi	Madison County Medical Center

Madison HMA Physician Management, LLC	Mississippi	MCMC Family Medical

Marathon H.M.A., LLC	Florida	Fishermen’s Hospital

Marathon HMA Medical Group, LLC	Florida

Meridian HMA, LLC	Mississippi	Riley Hospital

Meridian HMA Clinic Management, LLC	Mississippi

Meridian HMA Nursing Home, LLC	Mississippi

Mesquite HMA General, LLC	Delaware

Midwest City HMA Physician Management, LLC	Oklahoma	J. Duncan Orthopedics Midwest Physicians Group Sooner Medical Management Sooner Road Family Medicine Renaissance Physicians Midwest City Total Vein Care Center

Midwest HMA Home Health, LLC	Oklahoma	Midwest City Regional Medical Center Home Health Services

Midwest Regional Medical Center, LLC	Oklahoma	Midwest Regional Medical Center Midwest Regional Medical Center EMS Midwest Regional Medical Center Home Health Services Oklahoma Regional Heart Pavilion

Mississippi HMA Holdings I, LLC	Delaware

Mississippi HMA Holdings II, LLC	Delaware

Monroe HMA, LLC	Georgia	Walton Regional Medical Center

Monroe HMA Physician Management, LLC	Georgia

Barrow Surgical Associates

Cornerstone Woman’s Care

Loganville Convenient Care

Loganville Internal Medicine

Loganville OB/GYN

Loganville Sports Medicine

Monroe ENT

Monroe Family Medicine

Walton Surgical Group

Mooresville HMA Investors, LLC	North Carolina

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Mooresville HMA Physician Management, LLC	North Carolina

Center for Infectious Disease

Lake Norman Center for Digestive & Liver
    Disease

Lake Norman Medical Group

Lake Norman Neonatology Associates

Lake Norman Preventive Nephrology &
    Hypertension

Primary Care Associates

Primary Care Associates Internal Medicine

Oakhurst Women’s Center at the Lake

North Mecklenburg Medical Associates

Sherrill Orthopedics

Mooresville Hospital Management Associates, LLC	North Carolina	Lake Norman Regional Medical Center Lake Norman Regional Medical Center - Home Health The Surgical Center at Lake Norman

Mooresville PPM, LLC	North Carolina

Carolina Urology Care

Hospitalists of Lake Norman

Lake Norman Orthopedic Spine Center

Mooresville Family Practice

Mooresville Surgical Associates

PCA – Internal Medicine

Primary Care Associates

Primary Care Associates - Denver

Primary Care Associates of Lake Norman

Primary Care Associates - Williamston

Sherrill-Jackson Orthopedics

Sherrill Orthopedic Center

Naples HMA, LLC	Florida	Physicians Regional Healthcare System Physicians Regional Medical Center - Collier Boulevard Physicians Regional Medical Center - Pine Ridge

Natchez Community Hospital, LLC	Mississippi	Natchez Community Hospital

Natchez HMA Physician Management, LLC	Mississippi	Family Medical Center

North Port HMA, LLC	Florida

Oklahoma HMA Urgent Care, LLC	Oklahoma

OsceolaSC, LLC	Delaware	St. Cloud Regional Medical Center St. Cloud Regional Medical Center Rehabilitation Services Wound Healing & Hyperbaric Center at St. Cloud Regional

Oviedo HMA, LLC*	Florida

Paintsville HMA Physician Management, LLC	Kentucky	Paintsville Clinic Women’s Center of Paintsville

Paintsville Hospital Company, LLC	Kentucky	Paul B. Hall Regional Medical Center

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Pasco Hernando HMA Physician Management, LLC	Florida	East Pasco Primary Care Lake Jovita Primary Care Pasco Regional Radiology Group Women’s Health of Pasco

Pasco Regional Medical Center, LLC	Florida	Pasco Medical Plaza Condominium Pasco Regional Medical Center The Center for Wound Healing and Hyperbaric Medicine of Pasco Regional Medical Center

PBEC HMA, Inc.*	Florida	Pelican Bay Executive Center

Peace River HMA Nursing Center, LLC	Florida

Personal Home Health Care, LLC	Tennessee

Poinciana HMA, LLC*	Florida

Poplar Bluff HMA Physician Management, LLC	Missouri

Cardiovascular Institute of Southern Missouri

Orthopedic & Spine Surgery Clinic

Ozark Hospitalist Group

Ozark Medical Management

Ozark Medical Neurology

Ozark Orthopedics

Ozark Psychiatry

Popular Bluff Surgery

Poplar Bluff Regional Medical Center, LLC	Missouri

Bloomfield Medical Center

Dexter Medical Clinic

Malden Medical Clinic

Piedmont Family Clinic

Piedmont Family Pharmacy

Poplar Bluff Regional Medical Center-North

Poplar Bluff Regional Medical Center-South

Puxico Medical Clinic

Three Rivers Healthcare Pathology Services

Three Rivers Lab and X-Ray

Port Charlotte HMA, LLC	Florida	Peace River Home Health Service Peace River Regional Medical Center

Port Charlotte HMA Physician Management, LLC	Florida	Charlotte Urgent Care Neurology Associates of Charlotte County Port Charlotte Internal Medicine Surgical Associates of Charlotte County Vascular Associates of Charlotte County

Punta Gorda HMA, LLC	Florida	Charlotte Regional Medical Center Home Health Services of Charlotte Riverside Behavioral Center Sleep Center The Wellness Center Wound Care Clinic of Charlotte

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Punta Gorda HMA Physician Management, LLC	Florida

Charlotte Harbor Cardiac Surgical Associates

Chris Webb, M.D.

Davis Orthopedic Center

Sandhill Family Medicine

SW Florida Medical Center for Age Management,
    Wellness & Rejuvenation

Xiaomei Gao-Hickman, MD-Neurology

Punta Gorda Medical Arts Center Association, Inc.	Florida

River Oaks Hospital, LLC	Mississippi	River Oaks Health System River Oaks Hospital

River Oaks Management Company, LLC	Mississippi

Cardiovascular Services of Central Mississippi

CarePlus at the Reservoir (Brandon)

CarePlus Ridgeland

Care+ Brandon Clinic

Care+ Family Medical Clinic (Flowood)

Care+ Puckett Medical Clinic

Central MS Bone Density and Joint Specialists

Clinton Medical Center

Comprehensive Weight Management Center

Preferred Medical Network

Rankin Neurosurgery

Rankin Surgical Specialists

River Oaks Medical Office Building, LLC	Mississippi

Riverview Regional Medical Center, LLC	Delaware	Riverview Regional Medical Center

ROH, LLC	Mississippi	Woman’s Hospital at River Oaks

Rose City HMA, LLC	Pennsylvania	Keystone Cancer Center Lancaster Regional Medical Center Willow Street Imaging

Rose City HMA Medical Group, LLC	Pennsylvania

Santa Rosa HMA Physician Management, LLC	Florida	Santa Rosa Medical Group

Santa Rosa HMA Urgent Care, LLC	Florida	Santa Rosa Occupational Health Santa Rosa Urgent Care

Sebastian HMA Physician Management, LLC	Florida	Coastal Neurosurgery & Spine Kirk E. Maes, M.D. North County Medical North County Medical Lab Sebastian Family Walk In Care

Sebastian Hospital, LLC	Florida	Sebastian River Medical Center Sebastian River Home Health

Sebring HMA Physician Management, LLC	Florida	Highlands Medical Group Premier Women’s Health Care

Sebring Hospital Management Associates, LLC	Florida	Highlands Medical Group Highlands Regional Medical Center

Southeast HMA Holdings, LLC	Delaware

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Southwest Florida HMA Holdings, LLC	Delaware

Southwest Physicians Risk Retention Group, Inc.	South Carolina

Spring Hill HMA Medical Group, LLC	Florida	DeGraaf Wound Care

St. Cloud HMA Physician Management, LLC	Florida

St. Cloud Physician Management, LLC	Delaware	Center for Breast Evaluation and Surgical Treatment Medical Solutions for Women Occupational Wellness & Lifestyle Center St. Cloud Medical Group St. Cloud Surgical Associates

Statesboro HMA Physician Management, LLC	Georgia

Statesville HMA, LLC	North Carolina	Davis Regional Medical Center

Statesville HMA Medical Group, LLC	North Carolina	Statesville OB/GYN Statesville Psychiatry

Statesville HMA Physician Management, LLC	North Carolina	Carolina Urology Care

Statesville PPM, LLC	North Carolina

The Surgery Center at Durant, LLC	Oklahoma	The Surgery Center at Durant

Tullahoma HMA, LLC	Tennessee	Harton Regional Medical Center Tullahoma Family Medical Center

Tullahoma HMA Leasing, LLC	Tennessee

Tullahoma HMA Physician Management, LLC	Tennessee	Advanced Surgical Associates ENT of Tullahoma Highland Rim Medical Associates Highland Rim Orthopedics and Sports Medicine Tullahoma Women’s Center

Van Buren H.M.A., LLC	Arkansas	Complete Knee Center of Arkansas Internal Medicine Summit Medical Center

Van Buren HMA Central Business Office, LLC	Arkansas

Venice HMA, LLC	Florida	Venice Regional Medical Center Home Health Services of Venice

Vicksburg HMA Physician Management, LLC	Mississippi	Medical Associates of Vicksburg

Wauchula HMA Physician Management, LLC	Florida	Pioneer Medical Center

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Williamson HMA Physician Management, LLC	Delaware	Gilbert Health Center Tug Valley Pediatrics Williamson Anesthesia Williamson Cardiac Care Center Williamson Family Care Center Williamson Radiology Williamson Surgery Group

Williamson Memorial Hospital, LLC	West Virginia	Williamson Memorial Hospital

Winder HMA, LLC	Georgia	Barrow Regional Medical Center

Yakima HMA, LLC	Washington

Toppenish Community Hospital

Toppenish Regional Medical Center

Toppenish Regional Medical Center Pharmacy

Yakima Regional Home Health

Yakima Regional Hospice

Yakima Regional Medical and Cardiac Center

Yakima Regional Medical and Heart Center

Yakima Regional Medical Center Pharmacy

Yakima HMA Home Health, LLC	Washington

Yakima HMA Physician Management, LLC	Washington

Ahtanum Ridge Family Medicine

Central Billing Office

Central Washington Anesthesia Services

Central Washington Endocrine Center

Central Washington Hospitalists

Central Washington Hospitalists – Toppenish

Central Washington Hospitalists – Yakima

Central Washington Medical Group

Central Washington Neurosciences

Central Washington Neurosciences Clinic

Central Washington Occupational Medicine

Central Washington Occupational Medicine – Toppenish

Central Washington Occupational Medicine – Yakima

Central Washington Orthopaedic Surgeons

Central Washington Orthopedic Surgeons

Central Washington Rehabilitation

Central Washington Rehabilitation Clinic

Central Washington Surgical Associates

Selah Clinic

Summitview Family Medicine

Terrace Heights Family Physicians

Vintage Valley Family Medicine

Vintage Valley Podiatry

Vintage Valley Podiatry - Toppenish

Vintage Valley Podiatry - Yakima

Vintage Valley Podiatry - Zillah

Subsidiaries of the Registrant

(1)	The subsidiaries subject to this footnote do business as:

Adult Medicine Specialists	Sparks Clinic Hospital Associates
Alma Family Medical Clinic	Sparks Clinic Lung Center
Arkansas Surgical Group	Sparks, Ear, Nose & Throat Center
Cardiology Center as Sparks	Sparks Endocrinology
Charleston Clinic	Sparks Family & Occupational Medicine – South
Fort Smith Internal Medicine	Sparks Foot & Ankle Clinic
Fort Smith Wound Healing & Hyperbaric Center	Sparks Neurology Center
Gastroenterology Center	Sparks Occupational Medicine - North
Greenwood Family Medical Clinic	Sparks Pediatrics
Heart & Vascular Services (Robison)	Sparks Plaza Family Practice
Hodge Internal Medicine	Sparks Plaza Internal Medicine
R. C. Goodman Pain Management	Sparks Preferred Clinic – Central Mall
Renal Care Associates	Sparks Preferred Clinic – South
Southpointe Family Practice	Sparks Senior Health Center
Sparks Behavioral Health Services	Spiro Family Medical Clinic
Sparks Center for Infectious Disease	Surgical Associates of Fort Smith
Sparks Clinic Cancer Center	The Women’s Group
Sparks Clinic Family Practice	Van Buren Family Medical Clinic